Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements
Note 11—Fair Value Measurements
Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis
Purchase Price Allocation of HIE. The final fair values of the assets acquired and liabilities assumed as a result of the HIE acquisition were estimated as of the date of the acquisition and finalized during the quarter ended September 30, 2014 using valuation techniques described in notes (a) through (g) described below.

		Valuation
	Fair Value	Technique
	(in thousands)
Net working capital	$462,258	(a)
Property, plant and equipment	59,670	(b)
Land	39,800	(c)
Goodwill	13,796	(d)
Intangible assets	4,596	(e)
Contingent consideration liability	(11,980)	(f)
Other non-current liabilities	(7,561)	(g)
Total	$560,579

(a)	Current assets acquired and liabilities assumed were recorded at their net realizable value.

(b)
The fair value of the property, plant, and equipment was estimated using the cost approach. Under the cost approach, the total replacement cost of the property is determined based on industry sources with adjustments for regional factors. The total cost is then adjusted for depreciation based on the physical age of the assets and external obsolescence. We consider this to be a Level 3 fair value measurement.

(c)
The fair value of the land was estimated using the sales comparison approach. Under this approach, the sales prices of similar properties are adjusted to account for differences in land characteristics. We consider this to be a Level 3 fair value measurement.

(d)	The excess of the purchase price paid over the fair value of the identifiable assets acquired and liabilities assumed is allocated to goodwill.

(e)
The fair value of the trade names and trademarks was estimated using a form of the income approach, the Relief from Royalty Method. Significant inputs used in this model include estimated revenue attributable to the trade names and trademarks and a royalty rate. An increase in the estimated revenue or royalty rate would result in an increase in the value attributable to the trade names and trademarks. We consider this to be a Level 3 fair value measurement.

(f)
The fair value of the liability for contingent consideration was estimated using Monte Carlo simulation. Significant inputs used in the model include estimated future gross margin, annual gross margin volatility and a present value factor. An increase in estimated future gross margin, volatility or the present value factor would result in an increase in the liability. We consider this to be a Level 3 fair value measurement.

(g)	Other non-current assets and liabilities are recorded at their estimated net present value.
Assets and Liabilities Measured at Fair Value on a Recurring Basis
Common stock warrants. We estimate the fair value of our outstanding common stock warrants using a Monte Carlo simulation analysis, which is considered to be a Level 3 fair value measurement. Significant inputs used in the Monte Carlo simulation analysis include:

	December 31,
	2014	2013
Stock price	$16.25	$22.30
Weighted average exercise price	$0.10	$0.10
Term (years)	7.67	8.67
Risk-free rate	2.01%	2.78%
Expected volatility	50.2%	52.9%

The expected volatility is based on the 10-year historical volatilities of comparable public companies. Based on the Monte Carlo simulation analysis, the estimated fair value of the common stock warrants was $16.17 and $21.64 per share as of December 31, 2014 and 2013, respectively. Since the common stock warrants were in the money upon issuance, we do not believe that changes in the inputs to the Monte Carlo simulation analysis will have a significant impact to the value of the common stock warrants other than changes in the value of our common stock. Increases in the value of our common stock will increase the value of the common stock warrants. Likewise, a decrease in the value of our common stock will result in a decrease in the value of the common stock warrants.
Debt prepayment derivative. A previous loan agreement contained a contingent prepayment feature that we accounted for as a derivative. At June 30, 2013, we reduced the carrying value of the debt prepayment derivative to zero because we did not believe there was any probability of us repaying the loan prior to maturity. This was considered a Level 3 fair value measurement. In November 2013, we repaid in full and terminated all of our obligations, including any repayment premiums, under this loan agreement thus extinguishing the liability.
Derivative instruments. From time to time, we enter into certain exchange traded oil contracts that do not qualify for or for which we do not elect the normal purchase or normal sale exception. Changes in the fair value of these contracts are recorded in earnings. The fair value of our commodity derivatives is measured using the closing market price at the end of the reporting period obtained from the New York Mercantile Exchange and from third-party broker quotes and pricing providers.
Contingent consideration. The cash consideration for our acquisition of HIE may be increased pursuant to an earn out provision. The liability is remeasured at the end of each reporting period using a Monte Carlo simulation analysis. Significant inputs used in the valuation model include estimated future gross margin, annual gross margin volatility and a present value factor. We consider this to be a Level 3 fair value measurement.
Financial Statement Impact
Our assets and liabilities measured at fair value on a recurring basis as of December 31, 2014 and 2013 and their placement within our consolidated balance sheet consist of the following (in thousands):

		December 31,
	Balance Sheet Location	2014	2013
		Asset (Liability)
Common stock warrants	Common stock warrants	$(12,123)	$(17,336)
Contingent consideration liability	Contingent consideration liability	(9,131)	(11,980)
Exchange-traded futures	Prepaid and other current assets	1,015	—

The following table summarizes the pre-tax gain (loss) recognized in our consolidated statement of operations resulting from changes in fair value of derivative instruments not designated as hedges charged directly to earnings (in thousands):

		Year Ended December 31,
	Statement of Operations Classification	2014	2013
Common stock warrants	Change in value of common stock warrants	$4,433	$(10,159)
Contingent consideration liability	Change in value of contingent consideration	2,849	—
Debt repayment derivative	Interest expense and financing costs, net	—	45
Derivatives - exchange traded futures	Cost of revenues	8,228	104
Commodities - physical forward contracts	Cost of revenues	—	306

Our assets and liabilities measured at fair value on a recurring basis as of December 31, 2014 and 2013 and their level within the fair value hierarchy is as follows (in thousands):

	December 31, 2014
	Fair Value	Level 1	Level 2	Level 3
Common stock warrants	$(12,123)	$—	$—	$(12,123)
Contingent consideration liability	(9,131)	—	—	(9,131)
Derivatives - exchange traded futures	1,015	1,015	—	—

	December 31, 2013
	Fair Value	Level 1	Level 2	Level 3
Common stock warrants	$(17,336)	$—	$—	$(17,336)
Contingent consideration liability	(11,980)	—	—	(11,980)

A roll forward of Level 3 derivative instruments measured at fair value on a recurring basis is as follows (in thousands):

	Year Ended December 31,
	2014	2013
Balance, at beginning of period	$(29,316)	$(10,945)
Settlements	780	3,723
Acquired	—	(11,980)
Total unrealized income (loss) included in earnings	7,282	(10,114)
Balance, at end of period	$(21,254)	$(29,316)

The carrying value and fair value of long-term debt and other financial instruments as of December 31, 2014 and 2013 is as follows (in thousands):

	December 31, 2014
	Carrying Value	Fair Value (1)
Term Loan	$87,360	$87,068
ABL Facility (2)	—	—
HIE Retail Credit Agreement (2)	22,750	22,750
Texadian Uncommitted Credit Agreement	26,500	26,500
Common stock warrants	12,123	12,123
Contingent consideration liability	9,131	9,131

	December 31, 2013
	Carrying Value	Fair Value (1)
Term Loan	$19,480	18,800
ABL Facility (2)	51,800	51,800
HIE Retail Credit Agreement (2)	26,000	26,000
Common stock warrants	17,336	17,336
Contingent consideration liability	11,980	11,980

_________________________________________________________
(1) The fair values of these instruments are considered Level 3 measurements in the fair value hierarchy.
(2) Fair value approximates carrying value due to the floating rate interest.

We estimate our long-term debt’s fair value using a discounted cash flow analysis and an estimate of the current yield of 14.11% and 15.28% as of December 31, 2014 and 2013, respectively, by reference to market interest rates for term debt of comparable companies.
The fair value of all non-derivative financial instruments included in current assets, including cash and cash equivalents, restricted cash and trade accounts receivable, current liabilities, and accounts payable approximate their carrying value due to their short term nature.